UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2020

Date of reporting period:	August 1, 2019 — January 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam AMT-Free Municipal Fund

Semiannual report
1 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PPNAX

Putnam
AMT-Free Municipal
Fund

Semiannual report
1 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

March 10, 2020

Dear Fellow Shareholder:

Global financial markets overcame a number of uncertainties in the past year. Both stock and bond markets experienced bouts of volatility, but performance recovered despite macroeconomic headwinds and risks. Stock markets worldwide delivered solid returns for the 2019 calendar year. The year was also beneficial for bond investors, thanks in part to policy easing from central banks.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches, such as maintaining a well-diversified portfolio, thinking about long-term goals, and speaking regularly with a financial advisor.

Thank you for investing with Putnam.

Municipal bonds have long been popular investments because they offer income exempt from federal tax. Putnam AMT-Free Municipal Fund seeks bonds that are also exempt from the alternative minimum tax (AMT), which affects a significant number of taxpayers.

Managed by a team of industry veterans

The fund’s portfolio managers conduct meticulous credit research to choose bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities.

2 AMT-Free Municipal Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/20. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

AMT-Free Municipal Fund 3

Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Garrett L. Hamilton, CFA, is also a Portfolio Manager of the fund.

Paul, how did municipal bonds perform during the reporting period?

Municipal bonds rallied, with the benchmark Bloomberg Barclays Municipal Bond Index rising 3.33% for the period. This performance came amid stock market volatility due to the U.S.–China trade dispute and slowing global growth, which contributed to recession fears.

The asset class was supported by a combination of stabilizing U.S. economic fundamentals and positive supply/demand dynamics [technicals]. The Federal Reserve announced its second rate cut of 2019 in September to help keep the U.S. economy on solid footing. However, when the Fed announced another rate cut in October 2019, it hinted that it could be nearing a pause. Policy makers indicated that they remain data dependent with regard to future rate moves rather than being predisposed to adjusting rates lower. At its December 2019 policy meeting, the Fed held interest rates steady. The decision to keep its benchmark rate in a target range of 1.50% to 1.75% was a unanimous outcome, as was its decision to leave rates unchanged at its January 2020 policy meeting.

4 AMT-Free Municipal Fund

Allocations are shown as a percentage of the fund’s net assets as of 1/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/20. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

AMT-Free Municipal Fund 5

Against this backdrop, lower-rated investment-grade municipal bonds rated BBB outperformed higher rating cohorts, but underperformed high-yield bonds over the period.

What factors contributed to the strong technicals?

Investor demand for municipal bonds continued at a record pace over the period. Fund flows, a measure of investor demand for mutual funds, trended higher for municipal bond funds as a result. The cap on state and local tax [SALT] deductions was a factor in this demand, as was overall investor concern about the state of the U.S. and global economy. According to Lipper, total municipal bond fund inflows for 2019 were $92.4 billion, a new annual record.

Supply also continued to climb due to refundings and new issuance in the low-rate environment. [Refundings occur when municipalities issue new bonds at the prevailing lower rates to pay off their existing, more expensive debt.] According to Bond Buyer, total municipal issuance was $421.7 billion in 2019.

With supportive technicals and the Fed’s three rate reductions, municipal bond yields declined to near-record lows during the period. This contributed to their low ratio to U.S. Treasury yields. This ratio measures the yield on AAA-rated municipal bonds relative to the yield on Treasury yields of similar maturities. The higher, or cheaper, the ratio, the more attractive municipal bonds are relative to U.S. Treasuries.

How did the fund perform during the reporting period?

For the six months ended January 31, 2020, the fund outperformed the benchmark and the average return of its Lipper peer group, General & Insured Municipal Debt Funds.

What was your investment approach?

With regard to credit positioning, we favored higher-rated bonds over lower-rated, high-yield bonds due to the credit spread compression in the municipal bond market. Accordingly, the fund held an overweight exposure to higher-quality bonds rated A and BBB and an underweight exposure to non-rated bonds relative to the fund’s Lipper peer group. The fund’s overweight in bonds rated BBB was especially beneficial since they outperformed the market when the Fed’s outlook became more dovish. From a sector positioning perspective, we favored continuing care retirement facilities, state backed, and prepaid gas bonds relative to the fund’s Lipper peer group.

Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group. The fund’s yield curve positioning focused on longer intermediate-term securities with maturities of 10 to 15 years. As part of this strategy, the fund held underweight exposures to long maturity holdings compared with the benchmark.

Within our state strategy, we believe the financial profile of the state of Illinois continues to stabilize. This was not completely reflected by market spreads, in our view. Thus, we believe these holdings look attractive from a fundamental and relative value standpoint.

We remain cautious about Puerto Rico due to its uncertain economic recovery and weak credit fundamentals. As such, the fund remained underweight in its exposure to Puerto Rico’s municipal bonds compared with its Lipper peer group.

What is your assessment of the general health of the municipal bond market?

Overall, the fundamental credit outlook for municipal bonds remains solid, in our view. In 2019, defaults remained a fraction of the overall municipal bond market.

6 AMT-Free Municipal Fund

At the state and local level, we saw broad financial improvement, which supported municipal technicals, in our view. Strong employment, consumer confidence, and positive economic growth have contributed to rising tax collections. State and local tax collections were 5.6% higher in the third quarter of 2019 compared with the third quarter of 2018. At the local government level, property taxes increased 3.1% to $110 billion, a new third-quarter record. State and local debt levels remained nearly flat over the past decade, and the median state “rainy day” fund balance rose to a post-2008-financial crisis high of over $70 billion [BofA Global Research January 3, 2020]. Admittedly, pensions remain a long-term credit headwind, in our view. But we continue to actively monitor developments as part of our ongoing credit analysis.

What is your outlook for interest rates and the municipal bond market as 2020 begins?

We believe the U.S.–China trade war has created challenges for some sectors of the U.S. economy. U.S. gross domestic product [GDP] declined from a 3.1% annualized rate in the first quarter of 2019 to 2.0% in the second quarter. Third-quarter and fourth-quarter GDP both came in at 2.1%. In our view, we do not think a U.S. recession is likely in 2020.

In March 2020, the Fed cut interest rates by half a percentage point in order stem economic fears related to the coronavirus. We believe the market has priced in almost 100 basis points additional cuts to the Federal Funds rate. We will continue to monitor the impact on U.S. and global economic activity. As always, we will adjust the portfolios to incorporate our views on markets as conditions change.

Municipal bonds have flourished in this low-inflation, low-interest-rate environment. The benchmark closed out 2019 with a total return of 7.54%. This was the sixth consecutive year of positive performance for the municipal bond market and the second highest annual return in the past 10 years. Given the asset class’s strong performance, relative valuations appear on the richer end of the spectrum versus U.S. Treasuries. As a consequence, we have tactically become somewhat more defensive in the near term.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

AMT-Free Municipal Fund 7

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 AMT-Free Municipal Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.74%	53.86%	4.40%	17.80%	3.33%	16.32%	5.17%	9.37%	3.66%
After sales charge	5.61	47.70	3.98	13.09	2.49	11.67	3.75	5.00	–0.49
Class B (9/9/85)
Before CDSC	5.74	46.29	3.88	14.24	2.70	14.21	4.53	8.75	3.40
After CDSC	5.74	46.29	3.88	12.28	2.34	11.21	3.61	3.75	–1.60
Class C (7/26/99)
Before CDSC	5.65	42.52	3.61	13.38	2.54	13.69	4.37	8.51	3.25
After CDSC	5.65	42.52	3.61	13.38	2.54	13.69	4.37	7.51	2.25
Class R6 (5/22/18)
Net asset value	5.62	57.49	4.65	19.21	3.58	17.16	5.42	9.69	3.78
Class Y (1/2/08)
Net asset value	5.62	57.53	4.65	19.23	3.58	17.19	5.43	9.69	3.78

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

AMT-Free Municipal Fund 9

Comparative index returns For periods ended 1/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.42%	54.89%	4.47%	18.96%	3.53%	16.15%	5.12%	8.65%	3.33%
Lipper General &
Insured Municipal
Debt Funds category	5.96	54.46	4.40	18.01	3.35	15.84	5.01	8.92	3.38
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/20, there were 288, 282, 239, 211, 167, and 28 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/20

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.190776		$0.142159	$0.130502	$0.209424	$0.209003
Capital gains[2]
Long-term gains	0.165000		0.165000	0.165000	0.165000	0.165000
Short-term gains	0.157000		0.157000	0.157000	0.157000	0.157000
Total	$0.512776		$0.464159	$0.452502	$0.531424	$0.531003
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
7/31/19	$15.38	$16.02	$15.40	$15.43	$15.40	$15.40
1/31/20	15.42	16.06	15.45	15.47	15.44	15.44
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.15%	2.07%	1.54%	1.39%	2.39%	2.38%
Taxable equivalent[4]	3.63	3.50	2.60	2.35	4.04	4.02
Current 30-day
SEC yield[5]	N/A	1.22	0.66	0.51	1.50	1.49
Taxable equivalent[4]	N/A	2.06	1.11	0.86	2.53	2.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal and state combined tax rate for 2020. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 AMT-Free Municipal Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.70%	52.24%	4.29%	17.80%	3.33%	14.98%	4.76%	8.14%	2.53%
After sales charge	5.57	46.15	3.87	13.09	2.49	10.38	3.35	3.81	–1.57
Class B (9/9/85)
Before CDSC	5.70	44.85	3.77	14.25	2.70	12.83	4.11	7.46	2.21
After CDSC	5.70	44.85	3.77	12.29	2.35	9.83	3.17	2.46	–2.74
Class C (7/26/99)
Before CDSC	5.61	40.85	3.48	13.31	2.53	12.32	3.95	7.22	2.13
After CDSC	5.61	40.85	3.48	13.31	2.53	12.32	3.95	6.22	1.14
Class R6 (5/22/18)
Net asset value	5.58	55.73	4.53	19.13	3.56	15.74	4.99	8.31	2.65
Class Y (1/2/08)
Net asset value	5.58	55.77	4.53	19.15	3.57	15.76	5.00	8.38	2.65

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 7/31/19	0.81%	1.43%	1.58%	0.57%	0.58%
Annualized expense ratio for the six-month
period ended 1/31/20	0.81%	1.43%	1.58%	0.57%	0.58%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

AMT-Free Municipal Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/19 to 1/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.15	$7.31	$8.07	$2.92	$2.97
Ending value (after expenses)	$1,036.60	$1,034.00	$1,032.50	$1,037.80	$1,037.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/20, use the following calculation method. To find the value of your investment on 8/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.12	$7.25	$8.01	$2.90	$2.95
Ending value (after expenses)	$1,021.06	$1,017.95	$1,017.19	$1,022.27	$1,022.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 AMT-Free Municipal Fund

Consider these risks before investing

Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

AMT-Free Municipal Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 AMT-Free Municipal Fund

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2020, Putnam employees had approximately $466,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

AMT-Free Municipal Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 AMT-Free Municipal Fund

The fund’s portfolio 1/31/20 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corporation
AMBAC AMBAC Indemnity Corporation	PSFG Permanent School Fund Guaranteed
BAM Build America Mutual	U.S. Govt. Coll. U.S. Government Collateralized
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are floating-
Corporation Collateralized	rate securities with long-term maturities that carry
FNMA Coll. Federal National Mortgage	coupons that reset and are payable upon demand
Association Collateralized	either daily, weekly or monthly. The rate shown is the
FRB Floating Rate Bonds: the rate shown is the current	current interest rate at the close of the reporting
interest rate at the close of the reporting period. Rates	period. Rates are set by remarketing agents and may
may be subject to a cap or floor. For certain securities,	take into consideration market supply and demand,
the rate may represent a fixed rate currently in place	credit quality and the current SIFMA Municipal Swap
at the close of the reporting period.	Index rate, which was 0.94% as of the close of the
FRN Floating Rate Notes: the rate shown is the current	reporting period.
interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain
securities, the rate may represent a fixed rate currently
in place at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (102.0%)*	Rating**	Principal amount	Value
Alabama (0.5%)
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	$1,075,000	$1,306,899
5.00%, 9/15/33	AA	125,000	152,246
			1,459,145
Alaska (1.1%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A
4.00%, 10/1/39	A+/F	2,445,000	2,755,882
4.00%, 10/1/38	A+/F	555,000	627,328
			3,383,210
Arizona (3.8%)
AZ State Indl. Dev. Auth. Rev. Bonds,
(Equitable School Revolving Fund), Ser. A
5.00%, 11/1/38	A	1,110,000	1,367,076
5.00%, 11/1/36	A	1,235,000	1,531,005
5.00%, 11/1/34	A	1,000,000	1,246,360
El Mirage, G.O. Bonds, AGM, 5.00%, 7/1/42	AA	750,000	811,110
Glendale, Indl. Dev. Auth. Rev. Bonds,
(Midwestern U.), 5.125%, 5/15/40	A	2,125,000	2,148,248
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	A/F	1,000,000	1,091,500
4.00%, 5/15/29	A/F	1,000,000	1,100,780
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), Ser. C, 5.00%, 7/1/37	AA–	315,000	379,531
(Greathearts, AZ), Ser. A, 5.00%, 7/1/37	AA–	750,000	903,645
Salt Verde, Fin. Corp. Gas Rev. Bonds,
5.50%, 12/1/29	A3	1,000,000	1,319,770
			11,899,025

AMT-Free Municipal Fund 17

MUNICIPAL BONDS AND NOTES (102.0%)* cont.	Rating**	Principal amount	Value
California (1.2%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A–/F	$500,000	$531,440
CA Statewide Cmnty. Dev. Auth. Rev. Bonds, AGM,
5.00%, 11/15/44	AA	500,000	574,965
Chula Vista, Muni. Fin. Auth. Special Tax Bonds,
5.50%, 9/1/30	AA–	775,000	886,081
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	750,000	1,221,248
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	397,729
			3,611,463
Colorado (2.6%)
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Commonspirit Health)
Ser A-1, 4.00% 8/1/37 T	BBB+	150,000	170,310
Ser A-1, 4.00% 8/1/38 T	BBB+	225,000	255,009
Ser A-1, 4.00% 8/1/39 T	BBB+	225,000	254,555
Ser A-1, 4.00% 8/1/44 T	BBB+	750,000	835,404
Ser A-2, 4.00% 8/1/49 T	BBB+	1,500,000	1,678,336
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21), (Sr. Libor Index), Ser. B, 2.155%, 9/1/39	A2	1,000,000	1,007,870
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A2	3,525,000	2,486,535
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/34 ###	AA	285,000	345,933
5.00%, 12/1/32 ###	AA	250,000	304,858
5.00%, 12/15/30	AA	125,000	145,185
5.00%, 12/15/29	AA	125,000	145,635
5.00%, 12/15/27	AA	125,000	146,485
5.00%, 12/15/25	AA	125,000	147,545
5.00%, 12/1/25 ###	AA	175,000	202,438
			8,126,097
Connecticut (1.2%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F
5.00%, 7/1/34	BBB+/F	1,250,000	1,400,650
5.00%, 7/1/33	BBB+/F	250,000	280,738
CT State Hsg. Fin. Auth. Mtge. Program Rev.
Bonds, Ser B-1
4.10% 11/15/39 T	Aaa	565,000	601,614
4.15% 11/15/44 T	Aaa	1,355,000	1,442,241
			3,725,243
Delaware (1.0%)
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 1.15%, 10/1/38	VMIG 1	3,140,000	3,140,000
			3,140,000

18 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (102.0%)* cont.	Rating**	Principal amount	Value
District of Columbia (1.7%)
DC, Rev. Bonds, (Kipp DC), Ser. A, 5.00%, 7/1/37	BBB+	$1,250,000	$1,510,850
Metro. Washington, Arpt. Auth. Dulles Toll
Rd. Rev. Bonds
(Dulles Metrorail & Cap. Impt. Proj.), Ser. A,
5.00%, 10/1/53	A–	2,000,000	2,138,300
(Dulles Metrorail & Cap. Impt. Proj.), Ser. B,
4.00%, 10/01/44 T	A–	665,000	758,702
(Dulles Metrorail & Cap. Impt. Proj.), Ser. B,
4.00%, 10/01/49 T	A–	665,000	754,374
			5,162,226
Florida (4.1%)
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A	360,000	382,514
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	1,375,000	1,616,863
Lakeland, Hosp. Syst. Rev. Bonds,
(Lakeland Regl. Hlth.), 5.00%, 11/15/45	A2	2,000,000	2,263,060
Miami-Dade Cnty., School Dist. G.O. Bonds, Ser. A,
5.00%, 3/15/44	Aa2	1,750,000	1,984,150
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,000,000	1,133,040
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds,
(Republic Drive/Universal), 5.00%, 4/1/23	A+/F	1,630,000	1,753,065
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	2,000,000	2,382,200
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	270,420
Volusia Cnty., Edl. Fac. Auth. Rev. Bonds,
(Embry-Riddle Aeronautical University, Inc.),
Ser. A, 4.00%, 10/15/38	A3	750,000	857,723
			12,643,035
Georgia (3.9%)
Fulton Cnty., Dev. Auth. Rev. Bonds, (GA Tech
Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	900,000	981,243
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,000,000	1,101,820
5.00%, 3/1/37	BBB–/F	200,000	223,952
Main Street Natural Gas, Inc., Gas Supply
Mandatory Put Bonds (12/1/23), Ser. D,
2.023%, 8/1/48	Aa2	2,200,000	2,215,290
Mandatory Put Bonds (9/1/24), Ser. B,
4.00%, 8/1/49	Aa1	1,700,000	1,916,903
Mandatory Put Bonds (9/1/23), Ser. A,
4.00%, 4/1/48	Aa2	2,305,000	2,525,842
Muni. Election Auth. of GA Rev. Bonds
(Plant Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	1,500,000	1,716,915
(Plant Vogtle Units 3 & 4), Ser. A, 5.00%, 1/1/63	A2	500,000	584,960
(Plant Vogtle Units 3 & 4), Ser. A, 4.00%, 1/1/59	A2	750,000	808,553
			12,075,478
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	200,000	218,978
			$218,978

AMT-Free Municipal Fund 19

MUNICIPAL BONDS AND NOTES (102.0%)* cont.	Rating**	Principal amount	Value
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds, (Kahala
Nui), 5.25%, 11/15/37	A/F	$250,000	$276,730
			276,730
Idaho (1.2%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	500,000	606,615
ID State Hsg. & Fin. Assn. Rev. Bonds, (Garvee),
4.00%, 7/15/30	A2	3,000,000	3,168,390
			3,775,005
Illinois (13.9%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,600,000	1,978,048
Ser. B-2, 5.50%, 1/1/37	BBB+	1,000,000	1,156,880
Ser. A, 5.00%, 1/1/26	BBB+	1,300,000	1,522,469
Chicago, Board of Ed. G.O. Bonds, (School Reform),
Ser. B-1, NATL, zero %, 12/1/21	Baa2	1,000,000	970,490
Chicago, Motor Fuel Tax Rev. Bonds, AGM,
5.00%, 1/1/31	AA	500,000	555,510
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. F,
5.00%, 1/1/40	A2	1,045,000	1,048,020
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	553,955
Ser. C, 5.00%, 1/1/39	A	750,000	840,758
(2nd Lien), 5.00%, 1/1/39	A	565,000	626,540
Ser. C, 5.00%, 1/1/34	A	400,000	452,868
Ser. C, 5.00%, 1/1/33	A	405,000	459,505
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	761,846
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	600,000	686,364
5.00%, 1/1/41	Baa3	340,000	383,959
5.00%, 11/1/34	Baa3	1,900,000	2,207,762
Ser. B, 5.00%, 10/1/31	Baa3	1,000,000	1,206,540
Ser. C, 5.00%, 11/1/29	Baa3	2,225,000	2,649,174
Ser. D, 5.00%, 11/1/26	Baa3	3,000,000	3,552,960
5.00%, 8/1/21	Baa3	1,000,000	1,051,130
IL State Fin. Auth. Mandatory Put Bonds (9/1/22),
(Field Museum of Natural History), 1.71%, 11/1/34	A2	2,475,000	2,482,425
IL State Fin. Auth. Rev. Bonds
(Art Institute of Chicago (The)), 5.00%, 3/1/30	Aa3	1,500,000	1,798,680
(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	400,000	440,492
IL State Fin. Auth. Academic Fac. Rev. Bonds,
(U. of Illinois at Urbana-Champaign), Ser. A
5.00%, 10/1/49	A1	1,250,000	1,528,800
5.00%, 10/1/38	A1	700,000	874,902
IL State Fin. Auth. Student Hsg. & Academic Fac.
Rev. Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A,
5.00%, 2/15/47	Baa3	500,000	570,580
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/32	AA–	2,000,000	2,396,080

20 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (102.0%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion), Ser. B,
5.00%, 12/15/33	BBB	$300,000	$361,095
Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds, (McCormick), Ser. A, NATL,
zero %, 12/15/22	A	5,500,000	5,255,690
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,210,690
Railsplitter Tobacco Settlement Auth. Rev. Bonds,
5.00%, 6/1/24	A	1,000,000	1,160,740
Sales Tax Securitization Corp. Rev. Bonds, Ser. C,
5.50%, 1/1/36	AA–	2,000,000	2,575,460
			43,320,412
Indiana (0.3%)
IN State Fin. Auth. Rev. Bonds, (BHI Sr. Living),
5.75%, 11/15/41	BBB/F	1,000,000	1,062,070
			1,062,070
Kansas (2.2%)
KS State Dev. Fin. Auth. Rev. Bonds,
(Lifespace Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	BBB/F	1,455,000	1,466,931
Lyon Cnty., Unified School Dist. No. 253
Emporia G.O. Bonds
4.00%, 9/1/39	A1	3,000,000	3,398,100
4.00%, 9/1/33	A1	1,050,000	1,212,173
4.00%, 9/1/32	A1	350,000	405,220
4.00%, 9/1/31	A1	325,000	377,504
			6,859,928
Kentucky (4.8%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds,
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	500,000	568,755
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Louisville Arena Auth., Inc.), Ser. A, AGM,
4.00%, 12/1/41	AA	1,000,000	1,111,500
KY State Property & Bldg. Comm. Rev. Bonds
(No. 119), 5.00%, 5/1/35	A1	1,000,000	1,234,410
(No. 122), Ser. A, 4.00%, 11/1/37	A1	1,250,000	1,404,950
(No. 122), Ser. A, 4.00%, 11/1/35	A1	500,000	565,635
KY State Pub. Energy Auth. Gas Supply
Mandatory Put Bonds (6/1/25), Ser. C-1,
4.00%, 12/1/49	A3	3,150,000	3,538,521
Mandatory Put Bonds (1/1/25), Ser. B,
4.00%, 1/1/49	A1	2,800,000	3,127,488
Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/30	A	2,750,000	3,335,723
			14,886,982
Louisiana (2.7%)
LA State Pub. Fac. Auth. Rev. Bonds, (LA State U.
Greenhouse Phase III), Ser. A, 5.00%, 7/1/59	A3	2,000,000	2,397,400
St. John The Baptist Parish Mandatory Put Bonds
(7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	BBB	2,000,000	2,074,640

AMT-Free Municipal Fund 21

MUNICIPAL BONDS AND NOTES (102.0%)* cont.	Rating**	Principal amount	Value
Louisiana cont.
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev.
Bonds, (St. Tammany Parish Hosp.), Ser. A
5.00%, 7/1/38	A+/F	$1,500,000	$1,826,445
5.00%, 7/1/34	A+/F	1,000,000	1,236,900
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 5/15/23	A	800,000	892,824
			8,428,209
Maryland (0.3%)
Gaithersburg, Econ. Dev. Rev. Bonds,
(Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	300,000	343,935
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
(Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	500,000	578,595
			922,530
Massachusetts (2.1%)
MA State G.O. Bonds, Ser. E, 4.00%, 4/1/46	Aa1	2,275,000	2,497,814
MA State Dev. Fin. Agcy. Rev. Bonds
(Suffolk U.), 5.125%, 7/1/40	Baa2	500,000	507,370
(Franklin W. Olin College of Engineering), Ser. E,
5.00%, 11/1/43	A+	2,200,000	2,471,964
MA State Edl. Fin. Auth. Rev. Bonds, Ser. A,
5.50%, 1/1/22	AA	1,000,000	1,000,970
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162, FNMA
Coll., FHLMC Coll., 2.75%, 12/1/41	Aa1	60,000	60,499
			6,538,617
Michigan (8.0%)
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds,
Ser. A, AGM, 5.00%, 7/1/43	AA	3,000,000	3,358,590
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6.25%, 7/1/36	AA	5,000	5,019
Great Lakes, Wtr. Auth. Swr. Rev. Bonds,
(Brazos Presbyterian Homes, Inc.), Ser. C,
5.00%, 7/1/36	A	2,500,000	2,996,225
Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/27	A2	1,000,000	1,133,820
5.00%, 11/1/41	A	2,200,000	2,613,226
Kentwood, Economic Dev. Rev. Bonds,
(Holland Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	1,000,000	1,128,370
MI State Bldg. Auth. Rev. Bonds, Ser. I, 4.00%, 10/15/49	Aa2	3,000,000	3,424,290
MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA–	525,000	604,070
(Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/39	BB+	2,000,000	2,229,520
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	A	400,000	467,740
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	200,000	234,262
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A+	140,000	160,733
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	845,586
(Trinity Health Corp. Oblig. Group), Ser. A-1,
4.00% 12/1/49 T	Aa3	1,325,000	1,527,814
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	4,000,000	4,283,440
			25,012,705

22 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (102.0%)* cont.	Rating**	Principal amount	Value
Minnesota (0.2%)
MN State Higher Ed. Fac. Auth. Rev. Bonds,
(Carleton College)
4.00%, 3/1/37	Aa2	$130,000	$149,184
4.00%, 3/1/36	Aa2	400,000	460,108
			609,292
Mississippi (2.6%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.), Ser. C,
1.20%, 12/1/30	VMIG 1	4,625,000	4,625,000
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	3,500,000	3,521,945
			8,146,945
Nebraska (1.3%)
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A3	2,500,000	2,827,575
Central Plains, Energy Rev. Bonds, (NE Gas No. 3),
5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	1,000,000	1,087,010
			3,914,585
Nevada (0.1%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds,
(Mountains Edge Local No. 142), 5.00%, 8/1/20	A	350,000	355,667
			355,667
New Hampshire (0.9%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	500,000	588,090
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,000,000	2,354,060
			2,942,150
New Jersey (3.6%)
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	408,849
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,628,560
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. B, 5.25%, 6/15/36	Baa1	1,000,000	1,049,940
Ser. A, 5.00%, 12/15/39	Baa1	275,000	334,865
Ser. A, 5.00%, 12/15/35	Baa1	680,000	824,874
Ser. A, 5.00%, 12/15/34	Baa1	2,150,000	2,615,303
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	750,000	894,390
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 6/1/34	A–	1,250,000	1,515,650
			11,272,431
New Mexico (0.3%)
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo
Retirement Res.), 5.00%, 5/15/42	BB+/F	980,000	1,016,044
			1,016,044
New York (2.7%)
Hudson Yards Infrastructure Corp. Rev. Bonds,
Ser. A, FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47
(Prerefunded 2/15/21)	Aa2	15,000	15,762
Metro. Trans. Auth. Rev. Bonds
Ser. D-1, 5.00%, 11/15/39	A1	500,000	575,355
(Green Bonds), Ser. C-1, 4.00%, 11/15/32	A1	2,600,000	3,026,348

AMT-Free Municipal Fund 23

MUNICIPAL BONDS AND NOTES (102.0%)* cont.	Rating**	Principal amount	Value
New York cont.
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 1.39%, 11/1/26	AA	$1,850,000	$1,851,314
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46 (Prerefunded 3/2/20)	A2	870,000	871,566
NY State Dorm Auth. Personal Income Tax Rev.
Bonds, Ser. D, 4.00%, 2/15/39	Aa1	1,800,000	2,127,942
			8,468,287
North Carolina (0.7%)
NC State Tpk. Auth. Rev. Bonds,
(Triangle Expressway Auth.), AGM, 5.00%, 1/1/49	AA	1,700,000	2,102,050
			2,102,050
Ohio (4.0%)
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5.75%, 6/1/34	CCC+	500,000	502,295
5.375%, 6/1/24	CCC+	945,000	948,610
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/38	A	1,380,000	1,735,157
5.00%, 1/1/36	A	425,000	538,114
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(Friendship Village of Dublin Oblig. Group),
5.00%, 11/15/34	BBB+/F	700,000	790,300
Lucas Cnty., Hlth. Care Fac. Rev. Bonds,
(Sunset Retirement Cmntys.), 5.50%, 8/15/30	A–/F	650,000	686,706
Northeast Ohio Regl. Swr. Dist. Rev. Bonds, U.S.
Govt. Coll., 5.00%, 11/15/44 (Prerefunded 11/15/24)	Aa1	1,015,000	1,209,809
OH State Higher Edl. Fac. Comm. Rev. Bonds,
(Kenyon College 2020), 4.00%, 7/1/44 ###	A2	1,875,000	2,118,638
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic
Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,250,000	1,458,075
OH State Tpk. Comm. Rev. Bonds, 5.00%, 2/15/48
(Prerefunded 2/15/23)	Aa3	1,250,000	1,378,213
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH
Med. Ctr.), 5.00%, 2/15/33	A3	500,000	585,920
Warren Cnty., Hlth. Care Fac. Rev. Bonds,
(Otterbein Homes Oblig. Group), Ser. A, 5.75%, 7/1/33	A	500,000	569,905
			12,521,742
Oregon (0.1%)
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A,
5.20%, 6/1/31	Aa3	275,000	275,872
			275,872
Pennsylvania (5.1%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A,
5.00%, 4/1/32	A	2,200,000	2,747,404
Dallas, Area Muni. Auth. U. Rev. Bonds,
(Misericordia U.), 5.00%, 5/1/29	Baa3	300,000	333,714
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds,
(Scranton U.), 4.00%, 11/1/40	A–	500,000	544,495
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Rev. Bonds, (Waste Management, Inc.), Ser. A,
2.15%, 11/1/21	A–	2,250,000	2,282,805

24 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (102.0%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Higher Edl. Fac. Auth. Rev. Bonds,
(East Stroudsburg U.), 5.00%, 7/1/31	Baa3	$760,000	$769,584
PA State Pub. School Bldg. Auth. Rev. Bonds,
(Northampton Cnty. Area Cmnty. College
Foundation), BAM, 5.00%, 6/15/33	AA	1,885,000	2,044,980
PA State Tpk. Comm. Rev. Bonds
Ser. A, 5.00%, 12/1/44	A3	700,000	861,189
Ser. B-1, 5.00%, 6/1/42	A3	675,000	804,614
Ser. 2nd, 5.00%, 12/1/35	A3	1,000,000	1,228,120
Philadelphia, School Dist. G.O. Bonds, Ser. A,
4.00%, 9/1/39	A2	1,620,000	1,839,623
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	1,225,000	1,247,491
Wilkes-Barre, Area School Dist. G.O. Bonds, BAM,
5.00%, 4/15/59	AA	1,000,000	1,204,720
			15,908,739
Rhode Island (0.7%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds,
(Lifespan Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	365,000	429,766
5.00%, 5/15/26	BBB+	580,000	702,856
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	1,000,000	1,078,800
			2,211,422
South Carolina (2.1%)
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds,
(LexMed Oblig. Group), 5.00%, 11/1/29	A1	500,000	625,480
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach
Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	696,722
SC State Jobs Econ. Dev. Auth. Hosp. VRDN
(Prisma Hlth. Oblig. Group), Ser. B, 1.15%, 5/1/48	VMIG 1	500,000	500,000
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	1,000,000	1,139,250
Ser. A, 5.00%, 12/1/55	A2	545,000	619,954
(Santee Cooper), Ser. B, 5.00%, 12/1/38	A2	595,000	665,757
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	600,445
Ser. A, 5.00%, 12/1/36	A2	1,500,000	1,785,630
			6,633,238
Tennessee (0.4%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds
(CommonSpirit Health Oblig. Group)
Ser A-1, 4.00%, 8/1/37 T	BBB+	150,000	173,208
Ser A-1, 4.00%, 8/1/38 T	BBB+	150,000	172,641
Ser A-2, 5.00%, 8/1/44 T	BBB+	150,000	179,392
Ser A-1, 4.00%, 8/1/44 T	BBB+	275,000	313,233
Ser A-2, 5.00%, 8/1/49 T	BBB+	250,000	296,343
			1,134,817

AMT-Free Municipal Fund 25

MUNICIPAL BONDS AND NOTES (102.0%)* cont.	Rating**	Principal amount	Value
Texas (12.6%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Uplift Ed.), Ser. A, PSFG, 5.00%, 12/1/37	AAA	$725,000	$882,274
(Riverwalk Education Foundation, Inc.), PSFG,
4.00%, 8/15/44	AAA	1,500,000	1,726,322
(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/32	AAA	375,000	432,038
Austin-Bergstrom Landhost Enterprises,
Inc. Rev. Bonds
5.00%, 10/1/36	A3	600,000	728,880
5.00%, 10/1/33	A3	400,000	489,220
Bexar Cnty., G.O. Bonds, 4.00%, 6/15/33	Aaa	500,000	579,105
Central TX Regl. Mobility Auth. Rev. Bonds
5.00%, 1/1/37	A–	1,590,000	1,957,688
(Sr. Lien), Ser. A, 5.00%, 1/1/33	A–	300,000	330,582
Clifton, Higher Ed. Fin. Corp. Rev. Bonds,
(IDEA Pub. Schools)
Ser. B, 5.00%, 8/15/27	A–	350,000	425,068
PSFG, 4.00%, 8/15/32	AAA	2,070,000	2,482,468
PSFG, 4.00%, 8/15/30	AAA	1,000,000	1,180,960
Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	6,000,000	7,161,120
Dallas, Area Rapid Transit Sales Tax Rev. Bonds,
Ser. A, 5.00%, 12/1/41	AA+	1,160,000	1,390,886
Fort Bend, Mandatory Put Bonds (8/1/22),
(Indpt. School Dist.), PSFG, 1.95%, 8/1/49	AAA	1,500,000	1,530,495
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds, (YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/38	Baa2	500,000	537,425
Laredo, Wtr. Works Swr. Syst. Rev. Bonds
4.00%, 3/1/39	Aa3	250,000	286,130
4.00%, 3/1/38	Aa3	250,000	286,820
4.00%, 3/1/37	Aa3	275,000	316,674
4.00%, 3/1/36	Aa3	225,000	259,783
Leander, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5.00%, 8/15/40	AAA	2,000,000	2,360,900
Montgomery Cnty., Toll Road Auth. Rev. Bonds
5.00%, 9/15/32	BBB–	685,000	791,339
5.00%, 9/15/31	BBB–	525,000	608,297
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(TX Woman’s U. CHF-Collegiate Hsg. Dining),
Ser. B-1, AGM, 5.00%, 7/1/38	AA	860,000	1,014,370
(Tarleton State U. Collegiate Student Hsg.), Ser. A,
5.00%, 4/1/35	Baa3	800,000	887,256
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29	Baa3	500,000	551,085
(Children’s Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa2	400,000	459,664
North TX, Thruway Auth. Rev. Bonds, Ser. B, AGM,
4.00%, 1/1/36	AA	1,000,000	1,129,980
Rankin, Indpt. School Dist. G.O. Bonds, PSFG,
4.00%, 2/15/44	AAA	1,000,000	1,100,690
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A3	1,000,000	1,209,810

26 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (102.0%)* cont.	Rating**	Principal amount	Value
Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.),
5.00%, 11/15/37	A/F	$1,250,000	$1,481,288
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	500,000	511,320
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28	A3	1,000,000	1,101,500
TX State Muni. Pwr. Agcy. Rev. Bonds,
(Syst. Net/Transmission Converting Security)
5.00%, 9/1/36	A+	400,000	408,864
5.00%, 9/1/35	A+	400,000	408,928
TX State Trans. Comm. Tpk. Syst. Rev. Bonds,
(1st Tier), Ser. A, 5.00%, 8/15/41	A	2,150,000	2,328,579
			39,337,808
Utah (1.2%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. A, 1.18%, 5/15/37	VMIG 1	3,000,000	3,000,000
UT State Charter School Fin. Auth. Rev. Bonds,
(UT Charter Academies, Inc.), 5.00%, 10/15/30	AA	575,000	708,739
			3,708,739
Virginia (1.1%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB+/F	350,000	403,792
Federal Home Loan Mortgage Corp. Rev. Bonds,
Ser. M-053, Class A, 2.55%, 6/15/35	AA+	2,495,000	2,649,141
VA Cmnwlth. Trans. Board Rev. Bonds,
(Cap. Projects), 4.00%, 5/15/34	Aa1	325,000	345,485
			3,398,418
Washington (4.0%)
Central Puget Sound Regl. Trans. Auth. Rev. Bonds,
(Green Bond), Ser. S-1, 5.00%, 11/1/45	AAA	3,120,000	3,684,158
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put
Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA+	1,500,000	1,506,420
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds,
(Valley Med. Ctr.), 5.00%, 12/1/37	A2	1,500,000	1,857,900
WA State G.O. Bonds
Ser. 21A, 5.00%, 6/1/36 ###	Aaa	2,130,000	2,654,044
Ser. D, 4.00%, 2/1/34	Aaa	1,595,000	1,710,733
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 2.205%, 1/1/42	A+	1,100,000	1,112,639
			12,525,894
West Virginia (0.2%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
FRB, (Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A–	500,000	518,090
			518,090

AMT-Free Municipal Fund 27

MUNICIPAL BONDS AND NOTES (102.0%)* cont.	Rating**	Principal amount	Value
Wisconsin (1.3%)
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds,
(Beyond Boone, LLC-Appalachian State U.),
Ser. A, AGM
5.00%, 7/1/54	AA	$1,475,000	$1,740,913
5.00%, 7/1/44	AA	1,000,000	1,193,470
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Three Pillars Sr. Living), 5.00%, 8/15/33	A/F	1,000,000	1,102,210
			4,036,593
Total municipal bonds and notes (cost $297,588,434)			$317,565,911

	Principal amount/
SHORT-TERM INVESTMENTS (0.8%)*		shares	Value
Putnam Short Term Investment Fund 1.70% L	Shares	2,093,793	$2,093,793
U.S. Treasury Bills 1.554%, 6/11/20 ∆		$221,000	219,806
U.S. Treasury Bills 1.542%, 6/4/20 # ∆		142,000	141,271
U.S. Treasury Bills 1.574%, 5/21/20 # ∆		105,000	104,519
U.S. Treasury Bills 1.560%, 4/16/20 # ∆		62,000	61,808
U.S. Treasury Bills 1.686%, 2/20/20 ∆		23,000	22,984
Total short-term investments (cost $2,644,171)			$2,644,181

TOTAL INVESTMENTS
Total investments (cost $300,232,605)			$320,210,092

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2019 through January 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $311,201,275.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $145,345 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $396,958 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

L See Note 5 to the financial statements regarding investments in Putnam Short Term Investment Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

### When-issued security (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $18,305,799 to cover certain derivative contracts and the settlement of certain securities.

28 AMT-Free Municipal Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.94%, 1.66% and 1.75%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	18.3%
Education	13.1
State debt	11.3
Utilities	10.0

FUTURES CONTRACTS OUTSTANDING at 1/31/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond 30 yr (Short)	17	$2,780,031	$2,780,031	Mar-20	$(72,296)
U.S. Treasury Bond Ultra 30 yr (Short)	8	1,549,500	1,549,500	Mar-20	(62,299)
U.S. Treasury Note Ultra 10 yr (Short)	24	3,495,750	3,495,750	Mar-20	(77,015)
Unrealized appreciation					—
Unrealized (depreciation)					(211,610)
Total					$(211,610)

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited)
		Upfront
		premium	Termina-			Unrealized
Swap counterparty/		received	tion	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
Citibank, N.A.
$6,750,000	$132,901 E	$—	10/18/31	1.404% —	SIFMA Municipal	$(132,901)
				Quarterly	Swap index —
					Quarterly
12,500,000	122,400 E	—	10/18/26	SIFMA Municipal	1.182% — Quarterly	122,400
				Swap index —
				Quarterly
23,860,000	206,962 E	—	10/20/26	SIFMA Municipal	1.159% — Quarterly	206,962
				Swap index —
				Quarterly
7,025,000	206,676 E	—	10/21/41	1.559% —	SIFMA Municipal	(206,676)
				Quarterly	Swap index —
					Quarterly
Upfront premium received		—		Unrealized appreciation		329,362
Upfront premium (paid)		—		Unrealized (depreciation)		(339,577)
Total		$—		Total		$(10,215)

E Extended effective date.

AMT-Free Municipal Fund 29

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$2,450,000	$13,264	$—	4/16/20	—	1.02% minus	$13,264
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
Citibank, N.A.
925,000	78,589	—	2/10/20	—	2.24% minus	78,589
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
750,000	119,219	—	6/2/20	—	2.7% minus	(119,219)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
1,505,000	241,817	—	6/4/20	—	2.71% minus	(241,817)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Morgan Stanley & Co. International PLC
2,450,000	12,919	—	4/21/20	—	1.02% minus	12,919
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
950,000	146,973	—	6/4/20	—	2.68% minus	(146,973)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		104,772
Upfront premium (paid)		—		Unrealized (depreciation)		(508,009)
Total		$—		Total		$(403,237)

30 AMT-Free Municipal Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$317,565,911	$—
Short-term investments	2,093,793	550,388	—
Totals by level	$2,093,793	$318,116,299	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(211,610)	$—	$—
Interest rate swap contracts	—	(10,215)	—
Total return swap contracts	—	(403,237)	—
Totals by level	$(211,610)	$(413,452)	$—

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 31

Statement of assets and liabilities 1/31/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $298,138,812)	$318,116,299
Affiliated issuers (identified cost $2,093,793) (Notes 1 and 5)	2,093,793
Interest and other receivables	2,654,392
Receivable for shares of the fund sold	587,829
Receivable for investments sold	156,750
Receivable for sales of delayed delivery securities (Note 1)	1,510,117
Receivable for custodian fees (Note 2)	34,776
Unrealized appreciation on OTC swap contracts (Note 1)	434,134
Prepaid assets	46,265
Total assets	325,634,355

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	6,884,254
Payable for shares of the fund repurchased	971,045
Payable for compensation of Manager (Note 2)	111,927
Payable for investor servicing fees (Note 2)	31,750
Payable for Trustee compensation and expenses (Note 2)	121,907
Payable for administrative services (Note 2)	2,939
Payable for distribution fees (Note 2)	63,287
Payable for floating rate notes issued (Note 1)	5,254,871
Payable for variation margin on futures contracts (Note 1)	26,000
Distributions payable to shareholders	61,197
Unrealized depreciation on OTC swap contracts (Note 1)	847,586
Other accrued expenses	56,317
Total liabilities	14,433,080

Net assets	$311,201,275

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$290,458,904
Total distributable earnings (Note 1)	20,742,371
Total — Representing net assets applicable to capital shares outstanding	$311,201,275

(Continued on next page)

32 AMT-Free Municipal Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($242,479,594 divided by 15,721,038 shares)	$15.42
Offering price per class A share (100/96.00 of $15.42)*	$16.06
Net asset value and offering price per class B share ($896,361 divided by 58,034 shares)**	$15.45
Net asset value and offering price per class C share ($18,741,194 divided by 1,211,194 shares)**	$15.47
Net asset value, offering price and redemption price per class R6 share
($449,585 divided by 29,114 shares)	$15.44
Net asset value, offering price and redemption price per class Y share
($48,634,541 divided by 3,150,051 shares)	$15.44

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 33

Statement of operations Six months ended 1/31/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $15,889 from investments in affiliated issuers) (Note 5)	$5,009,790
Total investment income	5,009,790

EXPENSES
Compensation of Manager (Note 2)	668,688
Investor servicing fees (Note 2)	97,594
Custodian fees (Note 2)	5,403
Trustee compensation and expenses (Note 2)	3,377
Distribution fees (Note 2)	382,010
Administrative services (Note 2)	4,918
Interest and fees expense (Note 2)	26,816
Other	111,961
Total expenses	1,300,767
Expense reduction (Note 2)	(33,351)
Net expenses	1,267,416

Net investment income	3,742,374

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,329,977
Futures contracts (Note 1)	173,606
Swap contracts (Note 1)	870,296
Total net realized gain	3,373,879
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	4,832,810
Futures contracts	(211,610)
Swap contracts	(565,968)
Total change in net unrealized appreciation	4,055,232

Net gain on investments	7,429,111

Net increase in net assets resulting from operations	$11,171,485

The accompanying notes are an integral part of these financial statements.

34 AMT-Free Municipal Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/20*	Year ended 7/31/19
Operations
Net investment income	$3,742,374	$8,541,975
Net realized gain on investments	3,373,879	5,869,859
Change in net unrealized appreciation of investments	4,055,232	6,661,657
Net increase in net assets resulting from operations	11,171,485	21,073,491
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(60,577)	(58,479)
Class B	(245)	(256)
Class C	(4,710)	(5,064)
Class M	—	(228)
Class R6	(109)	(71)
Class Y	(12,157)	(12,142)
From tax-exempt net investment income
Class A	(2,916,754)	(6,597,276)
Class B	(8,792)	(22,797)
Class C	(157,143)	(418,215)
Class M	(8,164)	(22,897)
Class R6	(4,919)	(6,998)
Class Y	(619,502)	(1,420,781)
Net realized short-term gain on investments
Class A	(2,438,598)	—
Class B	(9,882)	—
Class C	(189,618)	—
Class M	—	—
Class R6	(4,373)	—
Class Y	(489,394)	—
From net realized long-term gain on investments
Class A	(2,562,858)	(2,595,816)
Class B	(10,386)	(11,352)
Class C	(199,280)	(224,790)
Class M	—	(10,110)
Class R6	(4,596)	(3,160)
Class Y	(514,331)	(538,970)
Decrease from capital share transactions (Note 4)	(1,041,217)	(32,608,603)
Total decrease in net assets	(86,120)	(23,484,514)

NET ASSETS
Beginning of period	311,287,395	334,771,909
End of period	$311,201,275	$311,287,395

* Unaudited.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
January 31, 2020 **	$15.38	.19	.36	.55	(.19)	(.32)	(.51)	$15.42	3.66*	$242,480	.41*d	1.22*	19*
July 31, 2019	14.93	.41	.61	1.02	(.41)	(.16)	(.57)	15.38	7.03	242,379.81		2.74	38
July 31, 2018	15.16	.44	(.23)	.21	(.44)	—	(.44)	14.93	1.43	256,172.79		2.91	32
July 31, 2017	15.71	.48	(.56)	(.08)	(.47)	—	(.47)	15.16	(.43)	310,029.79		3.14	31
July 31, 2016	15.28	.53	.43	.96	(.53)	—	(.53)	15.71	6.39	358,847	.80[c]	3.41[c]	11
July 31, 2015	15.26	.57	.02	.59	(.57)	—	(.57)	15.28	3.86	306,111.78		3.69	10
Class B
January 31, 2020 **	$15.40	.14	.37	.51	(.14)	(.32)	(.46)	$15.45	3.40*	$896	.72*d	.91*	19*
July 31, 2019	14.95	.32	.61	.93	(.32)	(.16)	(.48)	15.40	6.36	1,025	1.43	2.13	38
July 31, 2018	15.17	.35	(.22)	.13	(.35)	—	(.35)	14.95	.85	1,345	1.41	2.29	32
July 31, 2017	15.73	.38	(.56)	(.18)	(.38)	—	(.38)	15.17	(1.11)	2,099	1.41	2.52	31
July 31, 2016	15.30	.43	.43	.86	(.43)	—	(.43)	15.73	5.73	2,874	1.42[c]	2.79[c]	11
July 31, 2015	15.27	.47	.03	.50	(.47)	—	(.47)	15.30	3.29	2,757	1.40	3.07	10
Class C
January 31, 2020 **	$15.43	.13	.36	.49	(.13)	(.32)	(.45)	$15.47	3.25*	$18,741	.80*d	.83*	19*
July 31, 2019	14.97	.30	.62	.92	(.30)	(.16)	(.46)	15.43	6.26	19,827	1.58	1.98	38
July 31, 2018	15.20	.33	(.23)	.10	(.33)	—	(.33)	14.97	.64	23,682	1.56	2.14	32
July 31, 2017	15.76	.36	(.56)	(.20)	(.36)	—	(.36)	15.20	(1.25)	30,961	1.56	2.37	31
July 31, 2016	15.33	.41	.43	.84	(.41)	—	(.41)	15.76	5.56	33,064	1.57[c]	2.63[c]	11
July 31, 2015	15.30	.45	.03	.48	(.45)	—	(.45)	15.33	3.13	24,934	1.55	2.92	10
Class R6
January 31, 2020 **	$15.40	.21	.36	.57	(.21)	(.32)	(.53)	$15.44	3.78*	$450	.29*d	1.34*	19*
July 31, 2019	14.94	.45	.62	1.07	(.45)	(.16)	(.61)	15.40	7.35	306.57		2.97	38
July 31, 2018 †	14.87	.09	.07	.16	(.09)	—	(.09)	14.94	1.08*	10	.11*	.60*	32
Class Y
January 31, 2020 **	$15.40	.21	.36	.57	(.21)	(.32)	(.53)	$15.44	3.78*	$48,635	.30*d	1.33*	19*
July 31, 2019	14.94	.44	.62	1.06	(.44)	(.16)	(.60)	15.40	7.34	46,574.58		2.98	38
July 31, 2018	15.17	.48	(.23)	.25	(.48)	—	(.48)	14.94	1.66	52,804.56		3.14	32
July 31, 2017	15.73	.51	(.56)	(.05)	(.51)	—	(.51)	15.17	(.26)	47,696.56		3.36	31
July 31, 2016	15.30	.56	.43	.99	(.56)	—	(.56)	15.73	6.63	52,668	.57[c]	3.61[c]	11
July 31, 2015	15.27	.60	.03	.63	(.60)	—	(.60)	15.30	4.17	30,320.55		3.92	10

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

d Includes interest and fee expense associated with borrowings which amounted to (for each class):

Percentage of average
net assets
January 31, 2020	0.01%

The accompanying notes are an integral part of these financial statements.

36 AMT-Free Municipal Fund	AMT-Free Municipal Fund 37

Notes to financial statements 1/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2019 through January 31, 2020.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax, are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). The fund does not intend to invest in securities the interest on which is subject to the alternative minimum tax (AMT). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from federal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Effective November 25, 2019, class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

38 AMT-Free Municipal Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

AMT-Free Municipal Fund 39

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, and for hedging inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default

40 AMT-Free Municipal Fund

and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $426,716 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $396,958 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $9,413,174 were held by the TOB trust and served as collateral for $5,254,871 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $14,198 for these investments based on an average interest rate of 1.24%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

AMT-Free Municipal Fund 41

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $300,205,052, resulting in gross unrealized appreciation and depreciation of $26,376,067 and $6,996,089, respectively, or net unrealized appreciation of $19,379,978.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.215% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution

42 AMT-Free Municipal Fund

accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$76,139	Class R6	94
Class B	310	Class Y	14,762
Class C	6,056	Total	$97,594
Class M	233

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $33,351 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $210, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$278,710
Class B	1.00%	0.85%	4,224
Class C	1.00%	1.00%	97,216
Class M**	1.00%	0.50%	1,860
Total			$382,010

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

** Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,605 and $1 from the sale of class A and class M shares, respectively, and received $40 and $15 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

AMT-Free Municipal Fund 43

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$65,452,372	$58,920,919
U.S. government securities (Long-term)	—	—
Total	$65,452,372	$58,920,919

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	761,398	$11,744,821	2,037,194	$30,208,249
Shares issued in connection with
reinvestment of distributions	450,292	6,875,886	528,636	7,865,693
	1,211,690	18,620,707	2,565,830	38,073,942
Shares repurchased	(1,249,020)	(19,267,425)	(3,969,916)	(58,985,554)
Net decrease	(37,330)	$(646,718)	(1,404,086)	$(20,911,612)

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	202	$3,090	4,719	$71,631
Shares issued in connection with
reinvestment of distributions	1,694	25,872	2,059	30,642
	1,896	28,962	6,778	102,273
Shares repurchased	(10,385)	(159,557)	(30,255)	(451,785)
Net decrease	(8,489)	$(130,595)	(23,477)	$(349,512)

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	25,184	$391,047	114,085	$1,702,209
Shares issued in connection with
reinvestment of distributions	32,093	490,971	38,552	574,623
	57,277	882,018	152,637	2,276,832
Shares repurchased	(131,083)	(2,031,073)	(449,388)	(6,750,184)
Net decrease	(73,806)	$(1,149,055)	(296,751)	$(4,473,352)

44 AMT-Free Municipal Fund

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class M*	Shares	Amount	Shares	Amount
Shares sold	388	$6,039	25,739	$385,009
Shares issued in connection with
reinvestment of distributions	406	6,319	2,141	31,989
	794	12,358	27,880	416,998
Shares repurchased	(77,027)	(1,193,859)	(2,276)	(34,126)
Net increase (decrease)	(76,233)	$(1,181,501)	25,604	$382,872

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	10,077	$156,098	25,598	$380,218
Shares issued in connection with
reinvestment of distributions	919	13,997	687	10,229
	10,996	170,095	26,285	390,447
Shares repurchased	(1,775)	(27,658)	(7,069)	(105,339)
Net increase	9,221	$142,437	19,216	$285,108

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	513,415	$7,933,081	830,467	$12,409,604
Shares issued in connection with
reinvestment of distributions	88,313	1,350,545	110,272	1,641,548
	601,728	9,283,626	940,739	14,051,152
Shares repurchased	(476,803)	(7,359,411)	(1,450,044)	(21,593,259)
Net increase (decrease)	124,925	$1,924,215	(509,305)	$(7,542,107)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer available to be purchased.

At the close of the reporting period, Putnam Investments, LLC owned 729 class R6 shares of the fund (2.50% of class R6 shares outstanding), valued at $11,256.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/19	cost	proceeds	income	of 1/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$—	$30,613,752	$28,519,959	$15,889	$2,093,793
Total Short-term
investments	$—	$30,613,752	$28,519,959	$15,889	$2,093,793

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

AMT-Free Municipal Fund 45

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	30
OTC interest rate swap contracts (notional)	$45,700,000
OTC total return swap contracts (notional)	$13,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$434,134	Payables	$1,059,196*
Total		$434,134		$1,059,196

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$173,606	$870,296	$1,043,902
Total	$173,606	$870,296	$1,043,902

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(211,610)	$(565,968)	$(777,578)
Total	$(211,610)	$(565,968)	$(777,578)

46 AMT-Free Municipal Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	Total
Assets:
OTC Interest rate swap contracts*#	$—	$329,362	$—	$—	$329,362
OTC Total return swap contracts*#	13,264	78,589	—	12,919	104,772
Futures contracts§	—	—		—	—
Total Assets	$13,264	$407,951	$—	$12,919	$434,134
Liabilities:
OTC Interest rate swap contracts*#	—	339,577	—	—	339,577
OTC Total return swap contracts*#	—	361,036	—	146,973	508,009
Futures contracts§	—	—	26,000	—	26,000
Total Liabilities	$—	$700,613	$26,000	$146,973	$873,586
Total Financial and Derivative	$13,264	$(292,662)	$(26,000)	$(134,054)	$(439,452)
Net Assets
Total collateral received (pledged)†##	$—	$(275,503)	$—	$(121,455)
Net amount	$13,264	$(17,159)	$(26,000)	$(12,599)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(275,503)	$—	$(121,455)	$(396,958)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $145,345.

AMT-Free Municipal Fund 47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48 AMT-Free Municipal Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA043 320186 3/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Fee Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2020